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      SUPPLEMENT TO THE PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION

                 CREDIT SUISSE INSTITUTIONAL INTERNATIONAL FUND

THE FOLLOWING INFORMATION SUPERSEDES CERTAIN INFORMATION IN THE FUND'S PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION.

Steven D. Bleiberg, who is currently responsible for the day-to-day management of the fund, is now joined by Vincent J. McBride. Messrs. Bleiberg and McBride will be supported by the Credit Suisse International Equity Team. Mr. McBride, Managing Director of CSAM, joined CSAM in 1999 as a result of Credit Suisse's acquisition of Warburg Pincus Asset Management, Inc. ("Warburg Pincus"). Prior to joining Warburg Pincus in 1994, Mr. McBride was an international equity analyst at Smith Barney, an international equity analyst at General Electric Investments, a portfolio manager and analyst at United Jersey Bank, and a portfolio manager at First Fidelity Bank. He holds a B.S. in Economics from the University of Delaware and an M.B.A. in Finance from Rutgers University.

Dated: October 28, 2002                                            CSISB-16-1002
                                                                   2002-001